MCGUIREWOODS DRAFT: 4/7/22 1 158245193_3 SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April [__], 2022, among FEDERAL SIGNAL CORPORATION, a Delaware corporation (“US Borrower”), FST CANADA INC., an Ontario corporation (“FST Canada” and, together with the US Borrower, the “Borrowers”), each of the Lenders (as defined below) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below. The Borrowers, the lenders party thereto (the “Lenders”), and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement, dated as of July 30, 2019 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”). The Borrowers have requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement as more specifically set forth herein. In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows: 1. Amendments. Subject to the terms and conditions set forth herein and the effectiveness of this Amendment in accordance with its terms, the parties hereto agree that the definition of “Material Domestic Subsidiary” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows: “Material Domestic Subsidiary” means any Domestic Subsidiary of the US Borrower that has either (a) revenues that represent more than 15% of the Consolidated revenues of the US Borrower and its Subsidiaries for the most recently ended four-quarter period for which financial statements have been delivered pursuant to Section 8.1(a) or 8.1(b), as applicable, or (b) assets that represent more than 15% of the Consolidated total assets of the US Borrower and its Subsidiaries as of the end of such period; provided, that to the extent all of the Domestic Subsidiaries not then party to the Subsidiary Guaranty, shall have at any time in the aggregate (i) revenues in excess of 15% of the Consolidated revenues of the US Borrower and its Subsidiaries for any such period or (ii) assets in excess of 15% of Consolidated total assets of the US Borrower and its Subsidiaries as of the end of any such fiscal quarter, then the US Borrower shall immediately designate as “Material Domestic Subsidiaries” such number of such Domestic Subsidiaries as necessary to eliminate such excess. 2. Conditions to Effectiveness. This Amendment shall be deemed to be effective upon (a) the Administrative Agent receiving counterparts of this Amendment executed by the Administrative Agent, the Required Lenders and the Borrowers and (b) unless otherwise agreed to by the Administrative Agent, the Administrative Agent being paid or reimbursed for all reasonable fees and out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the reasonable documented fees of counsel for the Administrative Agent. 3. Effect of Amendments. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of

2 158245193_3 any of the Loan Documents. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. 4. Representations and Warranties/No Default. By its execution hereof, (a) each Borrower represents and warrants that after giving effect to this Amendment (i) the representations and warranties contained in the Credit Agreement and each other Loan Document (including this Amendment) are true and correct in all material respects on and as of the date hereof (except to the extent that any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true, correct and complete in all respects), other than any such representations or warranties that, by their express terms, refer to an earlier date, in which case they shall have been true and correct in all material respects on and as of such earlier date (except to the extent that any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true, correct and complete in all respects), and (ii) no Default or Event of Default has occurred and is continuing as of the effective date hereof or will occur after giving effect to this Amendment; and (b) each Borrower hereby certifies, represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that (a) it is duly authorized to execute and deliver this Amendment, and to perform its obligations under this Amendment; (b) this Amendment has been duly executed and delivered on behalf of its duly authorized representative; (c) this Amendment constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and (d) its execution, delivery and performance of this Amendment do not violate or constitute a breach of (i) any of its articles of incorporation (or corporate charter or other similar organizational documents) or its bylaws (or similar document), (ii) any material agreement or instrument to which such party is a party, or (iii) any Applicable Law to which it or its properties or operations is subject. 5. Acknowledgment and Consent. By its execution hereof, each Borrower (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and acknowledges that the covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes and the other Loan Documents to which it is a party remain in full force and effect, (c) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting, (d) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents and (e) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Person’s obligations under the Loan Documents. 6. Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York

3 158245193_3 State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Amendment is a Loan Document and is subject to the terms and conditions of the Credit Agreement. This Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns. [The remainder of this page is intentionally left blank.]

Federal Signal Corporation Second Amendment to Second Amended and Restated Credit Agreement Signature Page IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written. BORROWERS: FEDERAL SIGNAL CORPORATION, as US Borrower By: /s/ Ian Hudson . Name: Ian Hudson Title: SVP, Chief Financial Officer By: /s/ Lauren Elting . Name: Lauren Elting Title: VP, Corporate Controller FST CANADA INC., as a Non-US Borrower By: /s/ Ian Hudson . Name: Ian Hudson Title: SVP, Chief Financial Officer [Signature Pages Continue]

Federal Signal Corporation Second Amendment to Second Amended and Restated Credit Agreement Signature Page WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and a Lender By: /s/ Brett T. Rausch . Name: Brett T. Rausch Title: Senior Vice President

Federal Signal Corporation Second Amendment to Second Amended and Restated Credit Agreement Signature Page JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Jonathan M. Deck . Name: Jonathan M. Deck Authorized Officer JPMORGAN CHASE BANK, N.A. TORONTO BRANCH, as a Lender By: /s/ Bassam Hammoud . Name: Bassam Hammoud Authorized Officer

Federal Signal Corporation Second Amendment to Second Amended and Restated Credit Agreement Signature Page KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ Thomas. A Crandall . Name: Thomas A. Crandall Title: SVP

Federal Signal Corporation Second Amendment to Second Amended and Restated Credit Agreement Signature Page PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Debra Hoffenkamp . Name: Debra Hoffenkamp Title: Assistant Vice President